                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   Date of Report:             January 15, 2007
          Date of Earliest Event Reported:     January 9, 2007


                        Commission File Number 0-5525


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)


                CALIFORNIA                                94-0787340
     (State or other jurisdiction of                   (IRS Employer
       incorporation or organization)                 Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)


                                  (661) 325-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On January 9, 2007, Pyramid Oil Company (the 'Company') and John Alexander entered into a Severance Award Agreement pursuant to which the Company awarded Mr. Alexander a supplemental payment in connection with his future severance of employment with the Company. Mr. Alexander serves as the Company's Chief Executive Officer. Pursuant to the Severance Award Agreement and following the termination of Mr. Alexander's employment, he will be entitled to receive (at the Company's option) 20,000 shares of the Company's common stock or the then-fair market value of the shares. The closing price of a share of the Company's common stock on January 12, 2007 was $3.99.

    On January 9, 2007, the Company's Board of Directors adopted an Incentive and Retention Plan pursuant to which the Company's officers and other employees selected by the Company's Compensation Committee are entitled to receive payments if they are employed by the Company as of the date of a 'Corporate Transaction,' as defined in the Incentive and Retention Plan. A 'Corporate Transaction' includes certain mergers involving the Company, sales of Company assets, and other changes in the control of the Company, as specified in the Incentive and Retention Plan. In general, the amount that is payable to each plan participant will equal the number of plan units that have been granted to him or her, multiplied by the increase in the value of the Company between January 9, 2007 and the date of a Corporate Transaction.

     The preceding discussion is not a complete summary of either the Severance Award Agreement, a complete copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, or of the Incentive and Retention Plan, a complete copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Severance Award Agreement dated as of January 9, 2007 between Pyramid Oil Company and John Alexander.

Exhibit 99.2     Incentive and Retention Plan of Pyramid Oil Company.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: January 15, 2007

                                             JOHN H. ALEXANDER
                                        By: -------------------
                                             John H. Alexander
                                               President and
                                          Chief Executive Officer